Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) July 31, 2020

NUMBER OF SHARES		VALUE
Common Stocks 70.3%
Apartments 4.7%
106,600	American Campus Communities, Inc.	$3,799,224	(a)
44,200	Mid-America Apartment Communities, Inc.	5,268,198	(a)
		9,067,422
Commercial Financing 4.7%
204,300	Blackstone Mortgage Trust, Inc. Class A	4,917,501	(a)
283,200	Starwood Property Trust, Inc.	4,233,840	(a)
		9,151,341
Data Centers 7.5%
54,100	CoreSite Realty Corp.	6,981,605	(a)
47,400	Digital Realty Trust, Inc.	7,609,596	(a)
		14,591,201
Free Standing 3.4%
114,550	Four Corners Property Trust, Inc.	2,886,660
43,700	National Retail Properties, Inc.	1,549,165	(a)
62,600	Spirit Realty Capital, Inc.	2,157,196	(a)
		6,593,021
Health Care 10.0%
301,066	Medical Properties Trust, Inc.	6,060,459	(a)
203,400	Omega Healthcare Investors, Inc.	6,586,092	(a)
60,000	Ventas, Inc.	2,301,600	(a)
84,000	Welltower, Inc.	4,499,040	(a)
		19,447,191
Home Financing 3.6%
134,900	AGNC Investment Corp.	1,834,640	(a)
705,800	Annaly Capital Management, Inc.	5,229,978
		7,064,618
Industrial 6.3%
236,200	Lexington Realty Trust	2,739,920
32,050	Prologis, Inc.	3,378,711	(a)
191,200	STAG Industrial, Inc.	6,233,120
		12,351,751
Infrastructure 14.8%
51,700	American Tower Corp.	13,513,863	(a)
92,100	Crown Castle International Corp.	15,353,070	(a)
		28,866,933
Manufactured Homes 3.3%
43,000	Sun Communities, Inc.	6,446,990	(a)
Office 4.1%
15,600	Alexandria Real Estate Equities, Inc.	2,769,780	(a)
133,780	Highwoods Properties, Inc.	5,129,125	(a)
		7,898,905
Regional Malls 1.8%
187,300	Brookfield Property Partners LP	2,095,887
23,200	Simon Property Group, Inc.	1,446,520	(a)
		3,542,407
Self Storage 3.3%
63,100	Extra Space Storage, Inc.	6,520,754	(a)
Shopping Centers 0.9%
158,800	Kimco Realty Corp.	1,770,620
Specialty 0.7%
47,200	Iron Mountain, Inc.	1,330,568
Timber 1.2%
87,300	Weyerhaeuser Co.	2,427,813
Total Common Stocks (Cost $130,884,525)		137,071,535
Preferred Stocks 42.0%
Diversified 5.8%
443,591	Colony Capital, Inc., Ser. I, 7.15%	8,765,358
125,000	Colony Capital, Inc., Ser. J, 7.13%	2,450,000	(a)
		11,215,358
Free Standing 0.9%
68,922	National Retail Properties, Inc., Ser. F, 5.20%	1,694,103	(a)
Home Financing 2.2%
195,000	Annaly Capital Management, Inc., Ser. F, 6.95%	4,377,750	(a)
Industrial 5.0%
16,300	PS Business Parks, Inc., Ser. Y, 5.20%	427,712	(a)
62,350	PS Business Parks, Inc., Ser. Z, 4.88%	1,585,561	(a)
233,500	Rexford Industrial Realty, Inc., Ser. A, 5.88%	5,947,245
70,600	STAG Industrial, Inc., Ser. C, 6.88%	1,830,919	(a)
		9,791,437
Lodging/Resorts 6.0%
305,500	Ashford Hospitality Trust, Inc., Ser. G, 7.38%	1,344,200
185,800	Eagle Hospitality Properties Trust, Inc., Ser. A, 8.25%	464	*(b)
349,300	Pebblebrook Hotel Trust, Ser. D, 6.38%	7,041,888
87,000	Sunstone Hotel Investors, Inc., Ser. E, 6.95%	2,088,000
55,000	Sunstone Hotel Investors, Inc., Ser. F, 6.45%	1,282,050	(a)
		11,756,602
Manufactured Homes 0.7%
55,900	UMH Properties, Inc., Ser. C, 6.75%	1,369,550
Office 3.9%
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,650,000	(c)
Regional Malls 3.4%
191,313	CBL & Associates Properties, Inc., Ser. D, 7.38%	104,323

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) (cont’d)

NUMBER OF SHARES		VALUE
80,357	CBL & Associates Properties, Inc., Ser. E, 6.63%	$41,424
231,289	Pennsylvania Real Estate Investment Trust, Ser. C, 7.20%	1,480,249
155,439	Taubman Centers, Inc., Ser. J, 6.50%	3,357,498	(a)
205,000	Washington Prime Group, Inc., Ser. H, 7.50%	1,560,050
		6,543,544
Self Storage 2.2%
26,781	Public Storage, Ser. C, 5.13%	700,055	(a)
33,176	Public Storage, Ser. J, 4.70%	883,477	(a)
102,000	Public Storage, Ser. K, 4.75%	2,774,400
		4,357,932
Shopping Centers 5.8%
10,788	Cedar Realty Trust, Inc., Ser. B, 7.25%	245,211
74,100	Cedar Realty Trust, Inc., Ser. C, 6.50%	1,297,491
20,000	Federal Realty Investment Trust, Ser. C, 5.00%	511,800	(a)
82,199	Saul Centers, Inc., Ser. E, 6.00%	1,890,577
246,750	SITE Centers Corp., Ser. K, 6.25%	5,736,938
76,500	Urstadt Biddle Properties, Inc., Ser. K, 5.88%	1,663,875	(a)
		11,345,892
Single Family Homes 6.1%
156,000	American Homes 4 Rent, Ser. D, 6.50%	4,076,280
72,500	American Homes 4 Rent, Ser. E, 6.35%	1,888,625
105,700	American Homes 4 Rent, Ser. F, 5.88%	2,785,195
121,600	American Homes 4 Rent, Ser. G, 5.88%	3,161,600
		11,911,700
Total Preferred Stocks (Cost $110,720,404)		82,013,868
Short-Term Investments 3.2%
Investment Companies 3.2%
6,180,662	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.09%(d) (Cost $6,180,662)	6,180,662
Total Investments 115.5% (Cost $247,785,591)		225,266,065
Liabilities Less Other Assets (15.5)%		(30,242,036)
Net Assets Applicable to Common Stockholders 100.0%		$195,024,029

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b)	Defaulted security.
(c)	Value determined using significant unobservable inputs.
(d)	Represents 7-day effective yield as of July 31, 2020.

See Notes to Schedule of Investments

Schedule of Investments Real Estate Securities Income Fund Inc.^

(Unaudited) (cont’d)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's investments as of July 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$137,071,535	$—	$—	$137,071,535
Preferred Stocks
Lodging/Resorts	11,756,138	464	—	11,756,602
Office	—	—	7,650,000	7,650,000
Other Preferred Stocks(a)	62,607,266	—	—	62,607,266
Total Preferred Stocks	74,363,404	464	7,650,000	82,013,868
Short-Term Investments	—	6,180,662	—	6,180,662
Total Investments	$211,434,939	$6,181,126	$7,650,000	$225,266,065

(a)	The Schedule of Investments provides information on the industry categorization for the portfolio.

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 7/31/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 7/31/2020
Investments in Securities:
Preferred Stocks(c)	$—	$—	$—	$450,000	$—	$—	$7,200,000	$—	$7,650,000	$450,000
Total	$—	$—	$—	$450,000	$—	$—	$7,200,000	$—	$7,650,000	$450,000

(c)	Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^	A balance indicated with a "-", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

July 31, 2020

Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and certain preferred stocks, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations. The value of certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.

Notes to Schedule of Investments Real Estate Securities Income Fund Inc. (Unaudited) (cont’d)

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.